Commitments (Tables)	12 Months Ended
Dec. 31, 2024
Disclosure [Abstract]
Summary of Contractual Obligations
As of December 31, 2024, Cemex had the following contractual obligations:

		2024

Obligations		Less than 1 year	1-3 years	3-5 years	More than 5 years	Total

Long-term debt	$	189	1,551	1,552	2,267	5,559
Leases 1		320	398	255	542	1,515

Total debt and other financial obligations 2		509	1,949	1,807	2,809	7,074
Interest payments on debt 3		262	510	359	387	1,518
Pension plans and other benefits 4		156	268	266	670	1,360
Acquisition of property, plant and equipment		293	174	2	—	469
Purchases of services, raw materials, fuel and energy 5		506	793	406	513	2,218

Total contractual obligations	$	1,726	3,694	2,840	4,379	12,639

1
Represent nominal cash flows. As of December 31, 2024, the NPV of future payments under the Company’s lease contracts was $1,171, of which, $352 refers to payments from 1 to 3 years and $209 refers to payments from 3 to 5 years.

2
The schedule of debt payments, which includes current maturities, does not consider the effect of any refinancing of debt that may occur during the following years. In the past, Cemex has replaced its long-term obligations for others of a similar nature.

3	Estimated cash flows on floating rate denominated debt were determined using the floating interest rates in effect as of December 31, 2024.

4	Represents estimated annual payments under these benefits for the next ten years (note 19), including the estimate of new retirees during such future years.

5
Future payments for the purchase of raw materials are presented based on contractual nominal cash flows. Future nominal payments for energy were estimated for all contractual commitments based on an aggregate average expected consumption per year using the future prices of energy established in the contracts for each period. Future payments also include Cemex’s commitments for the purchase of fuel, carbon allowances and other services.